[LETTERHEAD OF ALLMERICA FINANCIAL APPEARS HERE]


                                                                 August 29, 1997

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

RE:   Allmerica Securities Trust
      File Nos. 002-46558; 811-2338

Dear Sir/Madam:

Pursuant to Rule 30b2-1 (Form N-30D) under the Investment Company Act, as amended, we are filing on behalf of the Trust the semi-annual report to shareholders for the six months ended June 30, 1997.

If you have any questions regarding this filing, please contact me at (508) 855-3498.

Please provide an electronic confirmation of your receipt of this filing.



                               Sincerely,
                               /s/ Thomas P. Cunningham
                               Treasurer

TCP/jfd

cc:  George M. Boyd, Esq.

                                                              ------------------
                                                              SEMI-ANNUAL REPORT
                                                              June 30, 1997

                                                              Allmerica
                                                              Securities
                                                              Trust
                                                              ------------------

                          [LOGO OF AST APPEARS HERE]

TRUST INFORMATION
-------------------------------------------------------------------------------

BOARD OF TRUSTEES
John F. O'Brien, Chairman
Russell E. Fuller*
Cynthia A. Hargadon*
Gordon Holmes*
John P. Kavanaugh
Bruce E. Langton*
Attiat F. Ott*
Paul D. Paganucci*
Richard M. Reilly
Ranne P. Warner*

OFFICERS
Richard M. Reilly, President
Thomas P. Cunningham, Treasurer

INVESTMENT ADVISER
Allmerica Asset Management, Inc.
440 Lincoln Street
Worcester, MA 01653

REGISTRAR AND TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
The Bank of New York
P.O. Box 11258, Church Street Station
New York, NY 10286

CUSTODIAN
Bankers Trust Company
16 Wall Street
New York, NY 10005

ADMINISTRATOR
First Data Investor Services Group
4400 Computer Drive
Westborough, MA 01581

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, MA 02110

SHAREHOLDER INQUIRIES
MAY BE DIRECTED TO:
The Bank of New York
Shareholder Relations
Department - 11E
P.O. Box 11258
Church Street Station
New York, NY 10286
1-800-432-8224

*Independent Trustees


--------
CONTENTS
-------------------------------------------------------------------------------
A LETTER FROM THE CHAIRMAN ...................................................2

BOND & MONEY
MARKET OVERVIEW ..............................................................4

TRUST OVERVIEW ...............................................................6

FINANCIALS .................................................................F-1

SHAREHOLDER INFORMATION .................................................INSIDE
                                                                     BACK COVER

--------------------------------------------------------------------------------
                          A LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

[PHOTOGRAPH APPEARS HERE]

Dear Client:
The U.S. economy is in an almost ideal position of generating strong economic growth coupled with low inflation and declining unemployment. However, this strong picture has not been quite so clear on a daily or even a monthly basis.
   As the year began, economic demand was very strong, resulting in a 5.9% increase in Gross Domestic Product. Fearful that the strong first quarter growth might ignite inflation, the Federal Reserve Board reacted by increasing the Discount Rate 0.25% in late March. Interest rates increased across all bond maturities as the market anticipated future rate increases by the Federal Reserve and drove bond prices lower. As the second quarter progressed, demand did in fact slow down as the Federal Reserve had anticipated which enabled them to leave interest rates alone. As new economic data supported the proposition of a slowing economy and a lack of inflationary pressures, demand for fixed income investments increased and bond prices rose.
   What this means to your portfolio is that flat first quarter results have been followed by strong second quarter returns as interest rates stabilized and ultimately declined. In short, during the second quarter, your portfolio benefited from both price appreciation caused by declining interest rates and strong coupon payments from the bonds in the portfolio. For the seventh consecutive year, high yield corporates have been the best performing asset class in the U.S. fixed income market. Approximately 30 percent of Allmerica Securities Trust is allocated to below investment-grade securities. These holdings are indicative of your portfolio manager's belief that "yield wins over time." Your manager continues to keep a watchful eye out for broad economic signs or individual credit concerns which could negatively impact these lower quality bonds. At this point though, the economic outlook remains stable and the portfolio manager believes the Trust is well-positioned to continue to provide competitive returns to shareholders.
   I am pleased to announce that on August 5, 1997, the Allmerica Securities Trust Board of Trustees declared a quarterly dividend of $0.21 per share, payable on September 30, 1997 to shareholders of record on August 29, 1997. For the 12-month period ending June 30, 1997, the Trust paid dividends of $0.86 per share, producing a current yield of 8.2% based on the period end closing price of $10.50. By comparison, the 10-year Treasury note was 6.50% on June 30, 1997.
   All of us at Allmerica Financial appreciate your interest in the Trust and welcome the opportunity to serve your other financial needs through our broad product offerings of variable life insurance and variable annuities.

On behalf of the Board of Trustees,

/s/ John F. O'Brien

John F. O'Brien
Chairman of the Board
Allmerica Securities Trust

--------------------------------------------------------------------------------
"The economic outlook remains stable and the portfolio manager believes the Trust is well-positioned to continue to provide competitive returns to shareholders."
--------------------------------------------------------------------------------

-
2
-

                                                                        --------
                                                                        OVERVIEW
                                                                        --------

                          [LOGO OF AST APPEARS HERE]

                                                                               -
                                                                               3
                                                                               -

BOND &
MONEY MARKET
OVERVIEW

1992: Government and corporate bonds outperformed the stock market.

1993: U.S. economy gains momentum. Consumer spending and installment debt increase.

1994: Federal Reserve Board raises interest rates six times in an effort to slow down the economy and keep inflation in check, sending bond prices sharply lower.

1995: U.S. bond market enjoys its third best performance in 30 years, thanks to strong total returns from 30-year U.S. Treasuries and corporate issues.

1996: Outlook for Federal Reserve policy affects U.S. bond market. Long-predicted interest rate cuts, which would have fueled this market, never occur.

1997: Despite the favorable outlook for bonds, a surprisingly strong economy kindles fears about inflationary pressures and causes the Federal Reserve to raise interest rates 0.25%.

   Moving into 1997, many analysts predicted strong returns for the U.S. bond market. But stable interest rates, despite an expanding economy, generated sluggish returns for the bond market.
   As the first quarter progressed, strong economic data, particularly in the retail and housing segments, revealed possible signs of an overheated economy. In an effort to squelch any uptick in inflation, the Federal Reserve Board raised the Federal Funds rate by one quarter of one percent in the first quarter to 5.50% on March 25, 1997. The bond market reacted sharply as investors sold bonds, thereby driving prices lower and yields higher. As a result, most bond funds lost money through the first quarter. The second quarter evolved with most indicators pointing to signs of more moderate economic growth and subdued inflation, which reduced pressure on the Federal Reserve Board to further increase rates.
   As fears of additional interest rate hikes subsided, the bond market rallied and produced a positive 3.67% return for the second quarter. By mid-year, the bond market's six month total return was a modest 3.07%.
   Throughout the first half of 1997, the bond market was most affected by the fact that there was little, if any, inflation. Historically, periods of low unemployment have spurred higher inflation. But after four years of declining unemployment, the rate of inflation in the U.S. has remained almost nonexistent. Economic growth remains solid but not too strong.

                            [TIMELINE APPEARS HERE]

Convinced domestic growth will slow from 1996 levels, investors favor bonds at the start of the year.

Signs of a strong economy raise fears over increasing interest rates and the market softens.

In response to signs of a strong economy the Federal Reserve raises interest rates 0.25% to head off inflation. The bond market declines.

-
4
-

U.S. corporations are currently spending the equivalent of nearly 11.5% of real GDP on business investments and dedicating a significant amount to information technology.
   The predominant beneficiaries of all this solid domestic growth and increased corporate spending were corporate bonds. As of June 30, 1997, they represented one of the best performing segments of the bond market, along with mortgage-backed and asset-backed securities.
   In contrast, yields on U.S. Treasuries dwindled. As a result of the healthy economy and the strong equity market, the budget deficit for the fiscal year ending September 30, 1997, is now estimated to be less than one third of the original $155 billion forecast. This, in turn, has significantly reduced the need for Treasury financing in the bond market and will reduce the supply of new Treasury bonds coming into the market. Fixed income investors are therefore fighting not only low interest rates, but a dwindling supply of new investment opportunities. Steady demand for good fixed income securities has caused the spread between most sectors of the bond market and U.S. Treasuries to narrow. Overall, this means that managers are having to work harder than ever to add value to their portfolios.
   As for shorter-term money market instruments, they've become less attractive as investors could seek to garner higher returns -- albeit with added risk -- from other investments.
   Looking ahead, most market analysts predict that domestic growth will continue to strengthen before slowing sometime in the fourth quarter of 1997. Since projections are also calling for continued subdued inflation, interest rates are anticipated to remain in the stable-to-low range. As in the past six months, many analysts believe that incremental return for bond investors is likely to come from selective investments in spread assets, such as corporate bonds and mortgage-backed securities.

[TIMELINE APPEARS HERE]

Interest rates begin to decline as slower economic growth emerges and the bond market begins to recover.

Stable-to-declining interest rates bode well for mortgage-backed securities and corporate bonds.

Reduced estimates for the budget deficit limit the need for U.S. Treasury financing.

By mid-year, the bond market overall posted a below-average return of 3.07%.

                                                                               -
                                                                               5
                                                                               -

--------------------------------------------------------------------------------
                          ALLMERICA SECURITIES TRUST
--------------------------------------------------------------------------------

INVESTMENT ADVISER:
Allmerica Asset Management, Inc.

ABOUT THE FUND:
Seeks to generate a high rate of current income for distribution to shareholders.

PORTFOLIO COMPOSITION: As of June 30, 1997, the sector allocation of net assets was:

[PIE CHART APPEARS HERE]

Corporate Notes and Bonds        77%
U.S. Government Obligations      10%
Asset-Backed Securities           9%
Foreign Bonds                     2%
Cash Equivalents and Other        2%

The Lehman Brothers Corporate Bond index is an unmanaged index of all publically issued, fixed-rate, non-convertible investment grade corporate debt. The Lipper Corporate Debt BBB-Rated Fund Average is a non-weighted index of 112 funds within the Corporate BBB Debt Fund category.

For the six-month period ended June 30, 1997, the Allmerica Securities Trust delivered a solid return of 3.81%.

   After declining slightly in the first quarter, the U.S. bond market gained more than 3% during the second quarter. Strong consumer demand and low inflation fueled expansion in U.S. corporations and higher levels of investment spending. In fact, corporate spending currently equals nearly 11.5% of real Gross Domestic Product. Despite this activity, yield spreads remain narrow between Treasuries and other sectors of the bond market, particularly corporates and mortgage-backed securities.
   Given the narrow spreads, the managers focused more on individual security selection. Within the corporate sector, one of the Trust's largest positions is Telecommunications, Inc. (TCI), a dominant cable provider.
   In the banking sector, the Trust also holds several preferred positions. In selecting these issues, the Trust first finds well-run institutions and then looks for smaller companies which are attractive acquisitions for larger banks seeking to expand into new regions. Based on this criteria, the Trust has invested in securities of Zions Institutional Capital Trust, Compass Trust, and Colonial Capital.
   On the utility front, the Trust's holdings in Connecticut Light & Power proved disappointing as they were downgraded by Standard & Poor's when the state legislature deferred any decision on utility deregulation until next year.
   In addition, for the seventh consecutive year, high-yield corporates have been one of the best performing asset classes within the U.S. fixed income market. Approximately 30% of the Trust's assets is allocated to below investment-grade securities, with most of the issues rated BB-, and have the potential for an upgrade to investment grade status within a 12 to 18 month time frame.
   Looking toward the second half of 1997, the Trust expects economic growth to firm and the trade-off between unemployment and inflation to eventually re-emerge. Given this outlook, the Trust remains modestly defensive in its interest rate outlook and is positioned slightly shorter in duration than the index.

HISTORICAL PERFORMANCE


                                Total Return            Total Return
                          on Net Asset Value         on Market Value
--------------------------------------------------------------------------------
1992 .........................11.09%.......................20.35%
1993 .........................12.65%........................6.87%
1994 .........................(2.41%).....................(12.48%)
1995 .........................18.58%.......................21.71%
1996 ......................... 5.35% .......................6.06%
Through 6/30/97 .............. 3.81% .......................6.55%


                         Average Annual Total Returns

Years ended June 30, 1997               1 year     5 year    10 year
---------------------------------------------------------------------
Allmerica Securities Trust               10.03%     8.39%     9.48%
Lehman Brothers Corporate Bond Index      8.79%     8.03%     9.47%
Lipper Corporate Debt
BBB-Rated Fund Average                    8.85%     8.09%     8.83%

-
6
-

--------------------------------------------------------------------------------
                          ALLMERICA SECURITIES TRUST
--------------------------------------------------------------------------------
              PORTFOLIO OF INVESTMENTS . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                     Value
Par Value                                         Moody's Ratings   (Note 2)
--------------------------------------------------------------------------------
CORPORATE NOTES AND BONDS - 76.69%
           Finance - 17.32%
$ 500,000  AT&T Capital Corp., Series 4, MTN
           6.26%, 02/18/99                                Baa   $     499,248
1,000,000  BCH Cayman Islands, Ltd.
           Yankee Subordinated Notes, Guaranteed
           6.50%, 02/15/06                                  A         944,513
1,400,000  Capital One Financial Corp., Senior Notes
           7.25%, 12/01/03                                Baa       1,369,203
1,000,000  Cenfed Financial Corp.
           11.17,% 12/15/01 (A)                            Bb       1,062,500
1,500,000  Colonial Capital II, Series A, Guaranteed
           8.92%, 01/15/27 (A)                             NR       1,496,806
  975,000  Compass Trust, Series A, Guaranteed
           8.23%, 01/15/27                                 NR         974,949
  800,000  Conseco Financing Trust III
           8.80%, 04/01/27                                 Ba         822,684
1,000,000  First Tennessee National Corp.
           Subordinated Notes
           6.75%, 11/15/05                                Baa         971,309
1,000,000  Homeside Lending, Inc., MTN
           6.88%, 05/15/00                                Baa       1,002,549
  281,781  Jennifer Holding Corp.
           12.25%, 12/30/98 (B)                            NR         289,093
  539,209  Mack Trusts, Inc.
           10.91%, 04/01/99 (B)                            NR         552,598
1,000,000  Merita Bank, Ltd., Yankee Subordinated Notes
           6.50%, 01/15/06                                  A         953,463
  683,581  Midland Funding Corp., Series C-91
           Senior Secured Lease Obligation
           10.33,% 07/23/02                                Ba         747,797
1,000,000  The Money Store, Inc.
           8.05%, 04/15/02                                 Ba       1,011,818
1,000,000  Providian Capital, Series A, Guaranteed
           9.53%, 02/01/27 (A)                            Baa       1,047,452
1,000,000  Riggs Capital Trust
           8.63%, 12/31/26 (A)                            Baa         978,584
1,000,000  St. George Bank, Ltd., Yankee Debenture
           7.15%, 10/15/05 (A)                            Baa         994,610
1,250,000  Zions Institutional Capital Trust, Series A
           Guaranteed
           8.54%, 12/15/26                                  A       1,287,820
                                                              ---------------
                                                                   17,006,996
                                                              ---------------


           Oil, Gas and Petroleum - 13.54%
2,000,000  ANR Pipeline Co., Debenture
           9.63%, 11/01/21                                Baa       2,446,098
1,000,000  Clark Oil & Refining Corp., Senior Notes
           9.50%, 09/15/04                                 Ba       1,025,000
1,000,000  Gulf Canada Resources, Ltd.
           Yankee Senior Notes
           8.35%, 08/01/06                                 Ba       1,057,500
  900,000  Oryx Energy Co., Debenture
           10.00%, 06/15/99                                Ba         953,139
1,450,000  Seagull Energy Corp., Senior Notes
           7.88%, 08/01/03                                 Ba       1,442,750
           Oil, Gas and Petroleum (continued)
1,250,000  Snyder Oil Corp., Subordinated Notes
           7.00%, 05/15/01                                  B       1,293,875
1,250,000  Texas Eastern Transmission Corp., Debenture
           10.00%, 08/15/01                               Baa       1,388,021
  600,000  Texas Utilities Electric Co., First Mortgage
           7.38%, 10/01/25                                Baa         569,757
1,000,000  Tosco Corp.
           7.00%, 07/15/00                                Baa       1,007,232
1,000,000  USX-Marathon Group, Inc.
           8.88%, 09/15/97                                Baa       1,005,452
1,000,000  Valero Management Partnership, LP
           First Mortgage, Series J-12
           10.02%, 03/15/07 (B)                            NR       1,103,940
                                                              ---------------
                                                                   13,292,764
                                                              ---------------


           Industrial - 10.52%
2,000,000  Bethlehem Steel Corp., Senior Notes
           10.38%, 09/01/03                                 B       2,090,000
  950,000  Buckeye Cellulose Corp.
           Senior Subordinated Notes
           9.25%, 09/15/08                                 Ba         978,500
1,000,000  Georgia Gulf Corp.
           7.63%, 11/15/05                                 Ba         966,057
  649,000  Homeside, Inc., Senior Notes, Series B
           11.25%, 05/15/03 (A)                            Ba         754,463
  500,000  McDermott (J. Ray) SA
           Senior Subordinated Notes
           9.38%, 07/15/06                                  B         513,750
  950,000  Owens-Illinois, Inc., Senior Notes
           7.85%, 05/15/04                                 Ba         967,715
1,000,000  RPM, Inc., Senior Notes
           7.00%, 06/15/05                                Baa         988,355
2,000,000  Usinor Sacilor, Senior Notes, Series A
           7.16%, 03/25/04 (B)                             NR       2,020,520
1,000,000  Westinghouse Electric Corp., Debenture
           8.88%, 06/01/01                                 Ba       1,049,787
                                                              ---------------
                                                                   10,329,147
                                                              ---------------


           Communications - 7.59%
  875,000  C-Tec Cable Systems, Inc., Senior Secured Notes
           9.65%, 09/01/99 (B)                             NR         902,685
1,000,000  Comcast Cable Communications, Inc.
           8.13%, 05/01/04 (A)                             Ba       1,040,477
1,000,000  Continental Cablevision, Inc., Senior Notes
           8.50%, 09/15/01                                Baa       1,056,469
  750,000  Continental Cablevision, Inc., Senior Notes
           8.30%, 05/15/06                                Baa         795,554
  555,000  GTE Corp., Debenture
           8.75%, 11/01/21                                  A         634,758
  300,000  Kerrville Telephone Co.
           9.76%, 03/29/00 (B)                             NR         314,913
1,850,000  TCI Communications, Inc., Senior Debenture
           7.88%, 02/15/26                                 Ba       1,763,416
1,000,000  Viacom, Inc., Senior Debenture, Guaranteed
           7.63%, 01/15/16                                 Ba         940,817
                                                              ---------------
                                                                    7,449,089
                                                              ---------------

                            See Notes to Financial.
---------------------------------------------------


--------------------------------------------------------------------------------
                          ALLMERICA SECURITIES TRUST
--------------------------------------------------------------------------------
         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                       Value
Par Value                                         Moody's Ratings     (Note 2)
--------------------------------------------------------------------------------
           Utilities - 5.84%
$1,500,000 Connecticut Light & Power Co.
           First Mortgage, Series 94D
           7.88%, 10/01/24                                Ba   $     1,541,626
 1,247,000 North Atlantic Energy Corp.
           First Mortgage, Series A
           9.05%, 06/01/02                                 B         1,248,764
 1,270,000 Sithe/Independence Funding Corp.,
           Series A 9.00%, 12/30/13                      Baa         1,390,251
 1,500,000 Texas-New Mexico Power Co.
           First Mortgage, Series U
           9.25%, 09/15/00                                Ba         1,555,537
                                                                 -------------
                                                                     5,736,178
                                                                 -------------

           Transportation - 3.98%
 1,000,000 AMR Corp., Debenture
           10.00%, 02/01/01                              Baa         1,098,673
 1,437,275 Delta Airlines, Inc.
           9.23%, 07/02/02 (B)                            NR         1,474,415
   659,000 USAir, Inc., Equipment Trust, Series D
           10.30%, 01/15/00                                B           663,943
   661,000 USAir, Inc., Equipment Trust, Series F
           10.30%, 01/15/00                                B           665,958
                                                                 -------------
                                                                     3,902,989
                                                                 -------------
           Consumer Products - 3.76%
 1,000,000 Chiquita Brands International, Inc.,
           Senior Notes 9.13%, 03/01/04                    B         1,037,500
 1,000,000 DiMon, Inc., Senior Notes, Series B
           8.88%, 06/01/06                                Ba         1,040,108
 1,600,000 Ralston Purina Co., Debenture
           7.75%, 10/01/15                               Baa         1,612,555
                                                               ---------------
                                                                     3,690,163
                                                                ---------------

           Merchandising and Retail - 3.24%
 1,000,000 Federated Department Stores, Inc.
           Senior Notes
           10.00%, 02/15/01                              Baa         1,096,675
 1,000,000 Kroger Co., Senior Subordinated Notes
           10.00%, 05/01/99                               Ba         1,048,961
 1,000,000 USG Corp., Senior Notes
           8.50%, 08/01/05                                Ba         1,033,750
                                                               ---------------
                                                                     3,179,386
                                                               ---------------

           Securities Brokers, Dealers and Exchanges - 2.98%
 1,000,000 Donaldson Lufkin & Jenrette, Inc.,
           Senior Notes 6.88%, 11/01/05                  Baa           971,242
 1,000,000 Jones (Edward D.) & Co., LP
           7.95%, 04/15/06 (B)                            NR         1,011,360
 1,000,000 Legg Mason, Inc., Senior Notes
           6.50%, 02/15/06                               Baa           945,345
                                                               ---------------
                                                                     2,927,947
                                                               ---------------

           Health Care - 2.69%
 1,250,000 Allegiance Corp.
           7.30%, 10/15/06                               Baa         1,253,900
 1,000,000 Tenet Healthcare Corp., Senior Notes
           9.63%, 09/01/02                                Ba         1,075,000
   300,000 Tenet Healthcare Corp.
           Senior Subordinated Notes
           8.63%, 01/15/07                                Ba           306,000
                                                               ---------------
                                                                     2,634,900
                                                               ---------------

           Paper - 2.13%
 1,000,000 Fort Howard Corp., Senior Notes
           8.25%, 02/01/02                               Baa         1,035,000
 1,000,000 Stone Container Corp., Senior Notes
           11.88%, 12/01/98                                B         1,052,500
                                                               ---------------
                                                                     2,087,500
                                                               ---------------

           Printing and Publishing - 2.01%
 1,000,000 Time Warner, Inc., Debenture
           9.15%, 02/01/23                               Ba          1,103,666
   850,000 Time Warner Entertainment Co., LP
           Senior Debenture
           8.38%, 03/15/23                              Baa            871,211
                                                               ---------------
                                                                     1,974,877
                                                               ---------------

           Manufacturing - 1.09%
 1,000,000 Wyman-Gordon Co., Senior Notes
           10.75%, 03/15/03                              Ba          1,070,000
                                                               ---------------
           Total Corporate Notes and Bonds                          75,281,936
           (Cost $73,257,632)                                  ---------------


U.S. GOVERNMENT OBLIGATIONS - 10.01%

           U.S. Treasury Bonds - 6.74%
 6,150,000 7.25%, 05/15/16                              Aaa          6,413,300
   200,000 7.13%, 02/15/23                              Aaa            205,871
                                                               ---------------
                                                                     6,619,171
                                                               ---------------

           U.S. Treasury Notes - 3.27%
   955,000 5.75%, 08/15/03                              Aaa            922,172
 1,000,000 6.50%, 08/15/05                              Aaa            997,500
 1,250,000 7.00%, 07/15/06                              Aaa          1,285,938
                                                               ---------------
                                                                     3,205,610
                                                               ---------------
           Total U.S. Government Obligations                         9,824,781
           (Cost $9,978,197)                                   ---------------


                          See Notes to Financial Statements.
                          ------------------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA SECURITIES TRUST
--------------------------------------------------------------------------------
         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------


                                                                       Value
Par Value                                         Moody's Ratings    (Note 2)
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES - 8.68%
$1,000,000 American Airlines, Inc.
           Pass-Through Trust, Series 1991-C2
           9.73%, 09/29/14                                  A   $     1,152,640
  314,486  Eaglemark Trust
           Harley-Davidson, Series 1995-1
           6.80%, 12/15/01 (A)                            Aaa           315,744
  999,704  First Plus Home Loan Trust
           Series 1996-2, Class A5
           7.47%, 02/20/11                                 NR         1,018,108
1,000,000  Green Tree Recreational Equipment &
           Consumer Trust
           Series 1997-B, Class A-1
           6.55%, 07/15/28                                 NR           997,188
  615,683  Green Tree Financial Corp.
           Series 1995-A, Class A
           7.25%, 07/15/05                                  P           613,011
  936,867  National Auto Finance, Series 1996-1, Class A
           6.33%, 12/21/02                                Aaa           941,205
1,000,000  Premier Auto Trust, Series 1995-4, Class A4
           6.00%, 05/06/00                                Aaa         1,000,300
  650,000  Resolution Trust Corp.
           Series 1995-1, Class A4C, CMO
           6.85% 02/25/27                                 Aaa           645,938
1,339,328  United Airlines, Inc.
           Pass-Through Trust, Series 1991-B1
           9.30%, 03/22/08                                Baa         1,369,342
   68,443  Western Financial Grantor Trust
           Series 1994-2, Class A2
           6.38%, 09/01/99                                Aaa            68,775
  397,270  Western Financial Grantor Trust
           Series 1995-2, Class A2
           7.10%, 07/01/00                                Aaa           401,254
                                                                ---------------
           Total Asset-Backed Securities                              8,523,505
                                                                ---------------
           (Cost $8,316,125)

FOREIGN BONDS (C) - 2.58%

  950,000  Republic of Colombia, Series E, MTN
           8.66%, 10/07/16 (A)                             Ba         1,010,112
1,500,000  United Mexican States
           Yankee Emerging Market Notes
           8.50%, 09/15/02                                 Ba         1,526,250
                                                                ---------------
           Total Foreign Bonds                                        2,536,362
                                                                ---------------
INVESTMENT COMPANY - 0.00%

      282  State Street Bank & Trust Co.                        $           282
                                                                ---------------
           Total Investment Company                                         282
                                                                ---------------
           (Cost $282)

Total Investments - 97.96%                                           96,166,866
                                                                ---------------
(Cost $93,683,816)
Net Other Assets and Liabilities - 2.04%                              2,004,603
                                                                ---------------
Net Assets - 100.00%                                            $    98,171,469
                                                                ===============

---------------------------------------
  (A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 1997, these securities amounted to $8,700,748 or 8.86% of net assets.
  (B) Restricted Securities - Represent ownership in private placement investments which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. For additional information concerning each restricted security. (See Note 5.)
  (C)  U.S. currency denominated.
  CMO  Collateralized Mortgage Obligation
  MTN  Medium Term Note


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1997, the aggregate cost of investment securities for tax purposes was $93,683,816. Net unrealized appreciation (depreciation) aggregated $2,483,050, of which $3,304,325 related to appreciated investment securities and $(821,275) related to depreciated investment securities.

OTHER INFORMATION
For the six months ended June 30, 1997, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $11,767,520 and $5,835,262 from non-governmental issuers, respectively, and $2,497,344 and $8,023,193 from U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

        Moody's Ratings (Unaudited)

       Aaa                   13.72%
       A                      5.17
       Baa                   28.87
       Ba                    28.94
       Bb                     1.11
       B                      8.91
       P                       .64
       NR (Not Rated)        12.64
                           -------
                            100.00%
                           =======

          See Notes to Financial Statements.
--------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA SECURITIES TRUST
--------------------------------------------------------------------------------
         STATEMENT OF ASSETS AND LIABILITIES . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
   Investments (Note 2):
      Investments at cost .......................................................................     $  93,683,816
      Net unrealized appreciation (depreciation) ................................................         2,483,050
                                                                                                      -------------
         Total investments at value .............................................................        96,166,866
   Cash .........................................................................................           169,443
   Short-term investments held as collateral for securities loaned (Note 2) .....................         8,577,885
   Interest and dividend receivables ............................................................         1,961,791
                                                                                                      -------------
         Total Assets............................................................................       106,875,985
                                                                                                      -------------

LIABILITIES:
   Advisory fee payable (Note 3).................................................................            41,053
   Accrued expenses and other payables ..........................................................            85,578
   Collateral for securities loaned (Note 2).....................................................         8,577,885
                                                                                                      -------------
         Total Liabilities ......................................................................         8,704,516
                                                                                                      -------------
NET ASSETS.......................................................................................    $   98,171,469
                                                                                                      =============

NET ASSETS consist of:
   Par Value (Note 4)............................................................................     $   8,592,306
   Paid-in capital ..............................................................................        88,551,952
   Undistributed (distribution in excess of)net investment income ...............................            19,188
   Accumulated (distribution in excess of) net realized gain (loss) on investments sold .........        (1,475,027)
   Net unrealized appreciation (depreciation) of investments ....................................         2,483,050
                                                                                                      -------------
TOTAL NET ASSETS.................................................................................     $  98,171,469
                                                                                                      =============

Shares of beneficial interest outstanding (10,000,000 authorized shares with par value of $1.00).         8,592,306

NET ASSET VALUE
   Per Share.....................................................................................     $      11.426
                                                                                                      =============

MARKET VALUE
   Per Share.....................................................................................     $      10.500
                                                                                                      =============

                                          See Notes to Financial Statements.
                                          --------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA SECRUITIES TRUST
--------------------------------------------------------------------------------
  STATEMENT OF OPERATIONS . For the Six Months Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest (Note 2) ............................................................................        $3,956,274
   Dividends (Note 2) ...........................................................................            19,369
                                                                                                         ----------
      Total investment income ...................................................................         3,975,643
                                                                                                         ----------

EXPENSES:
   Investment advisory fees (Note 3) ............................................................           245,961
   Fund accounting fees (Note 3) ................................................................            16,218
   Transfer agent fees...........................................................................             9,380
   Legal fees ...................................................................................             3,951
   Audit fees ...................................................................................             3,005
   Trustees' fees and expenses (Note 3) .........................................................             4,196
   Reports to shareholders ......................................................................            62,533
   New York Stock Exchange fees .................................................................             7,746
   Miscellaneous ................................................................................            27,376
                                                                                                         ----------
      Total expenses ............................................................................           380,366
                                                                                                         ----------
NET INVESTMENT INCOME ...........................................................................         3,595,277
                                                                                                         ----------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (Note 2):
   Net realized gain (loss) on investments sold .................................................          (305,190)
   Net change in unrealized appreciation (depreciation) of investments...........................           354,679
                                                                                                         ----------
NET GAIN (LOSS) ON INVESTMENTS ..................................................................            49,489
                                                                                                         ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS .............................................................       $ 3,644,766
                                                                                                         ==========

                       STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------



                                                                                 Six Months Ended      Year Ended
                                                                                   June 30, 1997      December 31,
                                                                                    (Unaudited)           1996
                                                                                  ---------------------------------
NET ASSETS at beginning of period                                                  $  98,135,471      $ 100,483,120
                                                                                  --------------      -------------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income.............................................                  3,595,277          7,242,093
   Net realized gain (loss) on investments sold......................                   (305,190)           824,395
   Net change in unrealized appreciation (depreciation) of investments                   354,679         (3,024,365)
                                                                                  --------------      -------------
   Net increase (decrease) in net assets resulting from operations ..                  3,644,766          5,042,123
                                                                                  --------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ............................................                 (3,608,768)        (7,389,772)
                                                                                  --------------      -------------
      Total increase (decrease) in net assets .......................                     35,998         (2,347,649)
                                                                                  --------------      -------------
NET ASSETS at end of period(including line A) .......................              $  98,171,469      $  98,135,471
                                                                                   ==============     =============

(A) Undistributed (distribution in excess of) net investment income..              $      19,188      $      32,679
                                                                                   ==============     =============

OTHER INFORMATION:
Share Transactions:
   Issued to shareholders in reinvestment of dividends ..............                         --                 --
                                                                                   ==============     =============


                                    See Notes to Financial Statements.
----------------------------------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA SECURITIES TRUST
--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout each Period
--------------------------------------------------------------------------------



                                              Six Months Ended                    Years Ended December 31,
                                                               ----------------------------------------------------------------
                                               June 30, 1997
                                                (Unaudited)       1996         1995          1994          1993       1992
-------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, beginning of period .........    $  11.421    $  11.694    $  10.644     $  11.773     $  11.302   $  11.084
                                                  ---------    ---------    ---------     ---------     ---------   ---------
Income from Investment Operations:
   Net investment income .....................        0.418        0.843        0.860         0.843         0.909       0.954
   Net realized and unrealized gain (loss)
      on investments..........................        0.007       (0.256)       1.050        (1.122)        0.472       0.234
                                                  ---------    ---------    ---------     ---------     ---------   ---------
         Total from Investment Operations:....        0.425        0.587        1.910        (0.279)        1.381       1.188
                                                  ---------    ---------    ---------     ---------     ---------   ---------

Less Distributions:
   Dividends from net investment income.......       (0.420)      (0.860)      (0.860)       (0.850)       (0.910)     (0.970)
                                                  ---------    ---------    ---------     ---------     ---------   ---------
Net increase (decrease) in net asset value....        0.005       (0.273)       1.050        (1.129)        0.471       0.218
                                                  ---------    ---------    ---------     ---------     ---------   ---------
Net Asset Value, end of period................    $  11.426      $11.421      $11.694       $10.644       $11.773     $11.302
                                                  =========    =========    =========     =========     =========   =========

Market Value, end of period...................    $  10.500      $10.250      $10.500     $   9.375     $  11.625   $  11.750
                                                  =========    =========    =========     =========     =========   =========


Total Return on Market Value, end of period...         6.55%**      6.06%       21.71%       (12.48)%        6.87%      20.35%

Ratios/Supplemental Data:
Net Assets, end of period(000's)..............    $  98,171      $98,135     $100,483       $91,458      $101,161     $95,417
Ratios to average net assets:
   Net investment income .....................         7.43%*       7.44%        7.64%         7.59%         7.72%       8.49%
   Operating expenses ........................         0.79%*       0.75%        0.77%         0.78%         0.74%       0.76%
   Management Fee.............................         0.51%        0.50%        0.51%         0.50%         0.51%       0.53%
Portfolio Turnover Rate ......................           14%          47%          42%           42%           55%         55%

------------------------------
*  Annualized
** Not Annualized


                                       See Notes to Financial Statements.
                                       -----------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA SECURITIES TRUST
--------------------------------------------------------------------------------
            NOTES TO FINANCIAL STATEMENTS . June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------

1.   ORGANIZATION

Allmerica Securities Trust (the "Trust") was organized as a Massachusetts business trust on June 30, 1986 and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements.

Security Valuation: Corporate debt securities and debt securities of the U.S. government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost. At June 30, 1997, prices of securitites whose total value represented 10.60% of net assets were available only from a principal market maker. These prices may differ from what would have been used had a broader market for the securities existed.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discounts earned on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted. Dividend income is recorded on the ex-dividend date.

Federal Taxes: The Trust intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Trust will not be subject to Federal income taxes to the extent that it distributes all of its taxable income and net realized gains, if any, for its tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Trust will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required.

Paid-in capital, undistributed net investment income and accumulated net realized gain (loss) have been adjusted in the Statement of Assets and Liabilities for permanent book-tax differences for the year ended December 31, 1996.

Distribution to Shareholders: Dividends to shareholders from net investment income are recorded on the ex-dividend date and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for paydown gains/losses on certain securities, market discounts and losses deferred due to wash sales. Any taxable income or gain remaining at fiscal year end will be distributed in the following year.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

--------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA SECURITIES TRUST
--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS, Continued . June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------
Securities Lending: The Trust loans securities to certain brokers who pay the Trust negotiated lenders' fees. Collateral must be maintained at a value at least equal to the value at all times of the securities lent. At June 30, 1997, bonds with aggregate value of approximately $8,258,358 were on loan to brokers. The loans were secured with cash collateral of $8,577,885, which was subsequently invested in cash equivalents. The related income earned was $11,711 which is included in interest income for the period ended June 30, 1997.

Expenses: Most expenses of the Trust can be directly attributable to the Trust. Expenses which can not be directly attributable to the Trust are allocated based upon relative net assets among the Trust and two other registered investment companies within First Allmerica Financial Life Insurance Company.

3.   INVESTMENT ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Allmerica Asset Management, Inc. ("AAM"), a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), serves as Investment Adviser to the Trust. For these services, the Trust pays AAM aggregate monthly compensation at an annual rate of (a) 3/10 of 1% of average net assets plus (b) 2-1/2% of the amount of interest and dividend income.

To the extent that normal operating expenses of the Trust, excluding taxes, interest, brokerage commissions and extraordinary expenses, but including the investment advisory fee, exceed 1.50% of the first $30,000,000 of the Trust's average weekly net assets, and 1% of any excess of such value over $100,000,000, AAM will bear such excess expenses.

AAM has entered into an Administrative Services Agreement with First Data Investor Services Group, Inc. ("FDISG"), a wholly-owned subsidiary of First Data Corporation, whereby FDISG performs administrative services for the Trust and is entitled to receive an administrative fee and certain out-of-pocket expenses. AAM is solely responsible for the payment of the administration fee to FDISG. In a separate agreement, FDISG receives fees from the Trust for certain fund accounting services provided in its capacity as pricing and bookkeeping agent.

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers, or employees of the Trust or the Investment Adviser are reimbursed for their travel expenses in attending meetings of the Trustees and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

4.   SHARES OF BENEFICIAL INTEREST

There are 10,000,000 shares of $1.00 par value common stock authorized.

5.   RESTRICTED SECURITIES

At June 30, 1997, the Trust owned the following restricted securities constituting 7.81% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Trust would bear the registration costs in connection with the disposition of restricted securities held in the portfolio. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees. Additional information on restricted securities is as follows:

                                           Date of              Par                Cost at
Issuer                                  Acquisition           Amount            Acquisition              Value
---------------------------------------------------------------------------------------------------------------------------
C-Tec Cable Systems, Inc.                 07/06/89          $   875,000        $    875,000         $    902,685
Delta Airlines, Inc.                      12/12/91            1,437,275           1,454,231            1,474,415
Jennifer Holding Corp.                    07/17/87              281,781             299,483              289,093
Jones (Edward D.) & Co., L.P.             05/06/94            1,000,000           1,000,000            1,011,360
Kerrville Telephone Co.                   02/09/90              300,000             300,000              314,913
Mack Trusts, Inc.                         07/14/95              539,209             560,026              552,598
Usinor Sacilor                            01/14/94            2,000,000           2,000,000            2,020,520
Valero Management Partnership, L.P.       03/04/87            1,000,000           1,000,000            1,103,940
                                                                         -----------------------------------------------
Total                                                                          $  7,488,740         $  7,669,524
                                                                         ===============================================


                                        ---------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA SECURITIES TRUST
--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------
SHAREHOLDER VOTING RESULTS (Unaudited):

At the Annual Meeting of Shareholders held on April 16, 1997, results of shareholder voting for the election of Trustees were as follows:

   Shares for                Name of Trustee                       % of Shares Voted            Shares Withheld
   ----------                ---------------                       -----------------            ---------------
   6,389,776                John F. O'Brien                              97.97                      132,089
   6,425,986                Russell E. Fuller                            98.53                       95,879
   6,389,072                Gordon Holmes                                97.96                      132,793
   6,421,402                John P. Kavanaugh                            98.46                      100,463
   6,384,795                Bruce E. Langton                             97.90                      137,070
   6,387,930                Attiat F. Ott                                97.95                      133,935
   6,429,119                Paul D. Paganucci                            98.58                       92,746
   6,426,740                Richard M. Reilly                            98.54                       95,125
   6,372,369                Ranne P. Warner                              97.71                      149,496


By a vote of 6,366,266 shares in favor, representing 74.09% of shares outstanding, with 155,599 shares withheld, shareholders ratified and approved the appointment of Price Waterhouse LLP as independent accountants for the Trust for the fiscal year ending December 31, 1997.


QUARTERLY DATA (Unaudited):


                                                                     Net realized and          Net increase (decrease)
                                         Net investment         unrealized gains (losses)      in net assets resulting
                                             income                   on investments               from operations
                                         --------------         -------------------------      -----------------------
                   Total
 Quarterly       Investment                          Per                          Per                            Per
   period          Income             Amount        Share          Amount         Share         Amount          Share
---------------------------------------------------------------------------------------------------------------------------
1995
3/31/95           2,011,795          1,831,470        0.21        2,300,857        0.27        4,132,327        0.48
6/30/95           2,005,417          1,822,485        0.21        4,093,980        0.48        5,916,465        0.69
9/30/95           2,075,239          1,896,060        0.22          432,024        0.05        2,328,084        0.27
12/31/95          2,042,117          1,842,631        0.22        2,195,093        0.25        4,037,724        0.47

1996
3/31/96           2,005,042          1,816,051        0.211      (3,493,629)      (0.406)     (1,677,578)     (0.195)
6/30/96           1,997,565          1,859,532        0.217        (856,366)      (0.100)      1,003,166       0.117
9/30/96           1,996,408          1,795,479        0.209         467,738        0.054       2,263,217       0.263
12/31/96          1,977,684          1,771,031        0.206       1,682,287        0.196       3,453,318       0.402

1997
3/31/97           1,985,192          1,767,212        0.205      (1,936,148)      (0.224)       (168,936)     (0.019)
6/30/97           1,990,451          1,828,065        0.213       1,985,637        0.231       3,813,702       0.444

--------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA SECURITIES TRUST
--------------------------------------------------------------------------------
                             REGULATORY DISCLOSURES
-------------------------------------------------------------------------------

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when sold may be worth more or less than their original cost.

This report is authorized for distribution to existing shareholders of Allmerica Securities Trust.


                                            ------------------------------------

SHAREHOLDER INFORMATION
------------------------------------------------------------------------------

AUTOMATIC DIVIDEND
INVESTMENT PLAN

   As a shareholder, you may participate in the Trust's Automatic Dividend Investment Plan. Under the plan, dividends and other distributions are automatically invested in additional full and fractional shares of the Trust to be held on deposit in your account. Such dividends and other distributions are invested at the net asset value if lower than market price plus brokerage commission or, if higher, at the market price plus brokerage commission. You will receive a statement after each payment date for a dividend or other distribution that will show the details of the transaction and the status of your account. You may terminate participation in or rejoin the plan at any time.

CASH INVESTMENT PLAN

   The cash investment plan provides a systematic, convenient and inexpensive means to increase your investment in the Trust by putting your cash to work. The plan permits you to invest amounts ranging from $25 to $1,000 in any one month to purchase additional shares of the Trust. Regular monthly investment is not required.
   Your funds are consolidated with funds of other participants to purchase shares. Shares are purchased in bulk and you realize the commission savings. You pay only a service charge of $1.00 per transaction and your proportionate share of the brokerage commission.
   Your account will be credited with full and fractional shares purchased. Following each investment, you will receive a statement showing the details of the transaction and the current status of the account. The plan is voluntary and you may terminate at any time.

                  [LOGO OF ALLMERICA FINANCIAL APPEARS HERE]

  First Allmerica Financial Life Insurance Company . Allmerica Financial Life
    Insurance and Annuity Company (licensed in all states except NY & HI) Allmerica Trust Company, N.A. . Allmerica Investments, Inc. . Allmerica
    Investment Management Company, Inc.
  Allmerica Asset Management, Inc. . Allmerica Property & Casualty Companies,
    Inc. . The Hanover Insurance Company
  Sterling Risk Management, Inc. . Citizens Corporation . Citizens Insurance
    Company of America . AMGRO, Inc.
              440 Lincoln Street, Worcester, Massachusetts 01653